YCG Enhanced Fund
Schedule of Investments
August 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.24%
Automobiles - 1.46%
Ferrari NV (a)	22,928	$7,285,143

Beverages - 1.26%
PepsiCo., Inc.	35,114	6,247,483

Broadline Retail - 5.50%
Amazon.com, Inc. (b)	198,380	27,378,424

Capital Markets - 13.44%
CME Group, Inc.	27,389	5,551,203
Moody's Corp.	74,848	25,208,806
MSCI, Inc. (c)	41,877	22,765,175
S&P Global, Inc.	34,240	13,383,046
		66,908,230
Commercial Services & Supplies - 9.84%
Copart, Inc. (b)	482,780	21,643,027
Republic Services, Inc. (c)	74,184	10,692,140
Waste Management, Inc.	106,169	16,645,176
		48,980,343
Financial Services - 6.65%
MasterCard, Inc. - Class A	68,896	28,429,245
Visa, Inc. - Class A	18,925	4,649,494
		33,078,739
Ground Transportation - 2.46%
Canadian National Railway Co. (a)(c)	53,292	6,001,212
Canadian Pacific Kansas City Ltd. (a)(c)	78,415	6,224,583
		12,225,795
Household Products - 2.54%
Colgate-Palmolive Co.	82,613	6,069,577
The Procter & Gamble Co. (d)	42,509	6,560,839
		12,630,416
Insurance - 9.93%
Aon PLC - Class A (a)(d)	61,133	20,381,131
Marsh & McLennan Cos, Inc.	98,033	19,115,455
The Progressive Corp.	74,363	9,925,229
		49,421,815
Interactive Media & Services - 5.20%
Alphabet, Inc. - Class C (b)	188,297	25,862,593

Personal Care Products - 6.28%
L'Oreal SA (a)(e)	31,022	13,650,608
The Estee Lauder Companies, Inc. - Class A (c)	69,249	11,116,542
Unilever PLC - ADR (a)	127,082	6,483,724
		31,250,874
Professional Services - 7.51%
CoStar Group, Inc. (b)	203,109	16,652,907
Verisk Analytics, Inc.	85,668	20,750,503
		37,403,410
Real Estate Management & Development - 2.83%
CBRE Group, Inc. - Class A (b)	165,570	14,081,728

Software - 11.55%
Adobe, Inc. (b)	20,228	11,314,329
Intuit, Inc.	26,583	14,402,935
Microsoft Corp.	96,885	31,755,028
		57,472,292
Technology Hardware, Storage & Peripherals - 2.48%
Apple, Inc. (c)	65,807	12,363,161

Textiles, Apparel & Luxury Goods - 6.31%
Hermes International (a)	4,871	10,039,792
LVMH Moet Hennessy Louis Vuitton SE (a)	10,207	8,657,373
NIKE, Inc. - Class B (c)	125,059	12,719,751
		31,416,916
TOTAL COMMON STOCKS (Cost $270,915,072)		$474,007,362
	Principal
SHORT-TERM INVESTMENTS - 3.07%	Amount
U.S. Treasury Bills - 3.07%
2.814%, 12/07/2023 (f)	$1,947,000	1,919,171
2.989%, 12/14/2023 (f)	2,496,000	2,458,198
3.349%, 12/21/2023 (f)	157,000	154,444
3.432%, 12/28/2023 (f)	311,000	305,618
3.790%, 01/04/2024 (f)	109,000	107,002
4.051%, 01/11/2024 (f)	184,000	180,438
4.268%, 01/25/2024 (f)	9,793,000	9,583,299
4.939%, 02/08/2024 (f)	332,000	324,216
5.479%, 02/29/2024 (f)	269,000	261,863
TOTAL SHORT-TERM INVESTMENTS (Cost $15,302,860)		$15,294,249
Total Investments (Cost $286,217,932) - 98.31%		$489,301,611
Other Assets in Excess of Liabilities - 1.69%		8,411,607
TOTAL NET ASSETS - 100.00%		$497,713,218

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Foreign issued security.
(b)	Non-income producing.
(c)	Security held in connection with options written.
(d)	A portion of this security is pledged as collateral on options written. As of August 31, 2023, the value of collateral is $12,880,952.
(e)	This security is split between Registered shares (2,217) and Loyalty shares (28,805). They are both valued the same. The Loyalty shares may take longer to settle when traded.
(f)	Reflects the annualized yield on the date of purchase for discounted investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

YCG Enhanced Fund
Schedule of Options Written
August 31, 2023 (Unaudited)
	Contracts	Notional Amount	Value
CALL OPTIONS (a)
NIKE, Inc.
Expiration: October 2023; Exercise Price: $125.00	34	$425,000	$578
Total Call Options Written (Premiums received $35,519)			578
PUT OPTIONS (a)
Apple, Inc.
Expiration: November 2023; Exercise Price: $175.00	184	3,220,000	51,520
Canadian National Railway Co.
Expiration: October 2023; Exercise Price: $120.00	550	6,600,000	453,750
Canadian Pacific Kansas City Ltd.
Expiration: September 2023; Exercise Price: $77.50	350	2,712,500	15,750
Expiration: September 2023; Exercise Price: $82.50	455	3,753,750	147,875
MSCI, Inc.
Expiration: September 2023; Exercise Price: $470.00	33	1,551,000	2,558
Republic Services, Inc.
Expiration: October 2023; Exercise Price: $150.00	122	1,830,000	82,350
Expiration: October 2023; Exercise Price: $155.00	220	3,410,000	249,700
Expiration: October 2023; Exercise Price: $160.00	1	16,000	1,545
The Estee Lauder Companies, Inc.
Expiration: October 2023; Exercise Price: $185.00	36	666,000	81,000
Expiration: November 2023; Exercise Price: $160.00	40	640,000	32,400
Total Put Options Written (Premiums received $1,081,055)			1,118,448
Total Options Written (Premiums received $1,116,574)			$1,119,026

(a) Exchange Traded

Valuation Measurements
Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Valuation Designee and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Valuation Designee believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to fair value methodologies established by the Adviser as the Valuation Designee.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments as of August 31, 2023:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$461,332,300	$12,675,062	$-	$474,007,362
Short-Term Investments	-	15,294,249	-	15,294,249
Total Investments in Securities	$461,332,300	$27,969,311	$-	$489,301,611
Liabilities
Other Financial Instruments**
Options Written	$181,248	$937,778	$-	$1,119,026

* Please refer to the schedule of investments to view securities by industry type.
** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

Derivative Instruments and Hedging Activities

The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of August 31, 2023, the Fund held securities with a value of $12,880,952 and cash of $7,749,752 as collateral for options written. During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments as of August 31, 2023, are as follows:

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Location	Value
Equity Contracts - Options	Options written, at value	$1,119,026

The average monthly value of options written during the period ended August 31, 2023, was $836,209.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund has adopted new policies and procedures to comply with Rule 18f-4.